Exhibit 10.6

FIFTH AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE (this “Amendment”) is made and entered into as of November 3, 2020 (the “Effective Date”), by and between GRANITE PARK NM/GP III, LP, successor in interest to GRANITE PARK III, LTD. (“Landlord”), as landlord, and ALKAMI TECHNOLOGY, INC., a Delaware corporation (“Tenant”), as tenant.

W I T N E S S E T H:

A.     Landlord and Tenant executed that certain Amended and Restated Office Lease, dated September 6, 2017 (the “A&R Lease”), as amended by that certain First Amendment to Amended and Restated Office Lease, dated June 29, 2018 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Office Lease, dated November 8, 2018 (the “Second Amendment”), as amended by that certain Third Amendment to Amended and Restated Office Lease, dated January 7, 2019 (the “Third Amendment”), and as further amended by that certain Fourth Amendment to Amended and Restated Office Lease, dated December 27, 2019 (the “Fourth Amendment”) (the A&R Lease, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, collectively, the “Lease”), relating to certain premises (the “Existing Premises”) containing approximately 125,286 square feet of Premises Rentable Area located in that certain building commonly referred to as “Granite Park Three” (the “Building”).

B.    As set forth in Section 4 of the Basic Lease Information (the “BLI”) of the Lease, the Rentable Area of the Extension Premises is to be adjusted from and after November 1, 2020 to be 34,089 square feet.

C.    Landlord and Tenant desire to further amend the Lease as hereinafter set forth.

D.    Terms defined in the Lease, when used herein, shall have the same meanings as are ascribed to them in the Lease, except as otherwise defined herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by the respective parties hereto, Landlord and Tenant do hereby agree that the Lease is and shall be amended as follows:

1.    Premises Rentable Area. Landlord and Tenant hereby acknowledge and agree that, as of November 1, 2020, Section 4 of the BLI shall be amended to provide that the total Premises Rentable Area, as adjusted with respect to the Extension Premises pursuant to BOMA 2010 standards, shall be 125,468 rentable square feet. Specifically, the following adjustments in the rentable square footage of the Extension Premises shall be deemed to be made as of November 1, 2020:

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Suite#s:	RSF prior to 11/1/20:	RSF on and after 11/1/20:
100	3,900	3,937
120, 200,
240, 245,
250, 280
290/295	28,412	28,541
260	1,595	1,611

2.    Tenant’s Share. Landlord and Tenant hereby acknowledge and agree that, prior to November 1, 2020, Tenant’s Share with respect to the entire Premises shall be 34.57% (i.e., 125,286 rsf / 362,391 rsf), and, on and after November 1, 2020, Tenant’s Share with respect to the entire Premises shall be 34.62% (i.e., 125,468 rsf / 362,391 rsf).

3.    Ratification of Lease. Tenant hereby represents and certifies to Landlord that, to Tenant’s current, actual knowledge, all obligations and conditions under the Lease have been performed to date by Landlord or Tenant, as applicable, and have been satisfied free of defenses and setoffs, including construction work in the Premises. All other terms and conditions of the Lease are hereby ratified and confirmed to the extent not inconsistent with the terms set forth in this Amendment, and such terms and conditions shall be and remain in full force and effect.

4.    Counterparts. This Amendment may be executed in any number of counterparts, any one of which shall constitute an original and all of which, when taken together, shall constitute one and the same instrument.

5.    Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

6.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

[SIGNATURE PAGE TO FOLLOW]

EXECUTED by Landlord and Tenant as of the Effective Date.

LANDLORD:

GRANITE PARK NM/GP III, LP, a Delaware limited partnership

By:	Granite Park NM/GP GP, LLC,
a Delaware limited liability company, its sole general partner

	By:	Granite Park JV, LP,
a Delaware limited partnership, its sole member

		By:	GPGP, LLC,
a Delaware limited liability company, its implementing general partner

			By:	Granite Properties, Inc.,
a Delaware corporation, its manager

				By:	/s/ Robert Jimenez
				Name:	Robert Jimenez
				Its:	Senior Director of Leasing – Dallas

TENANT:

ALKAMI TECHNOLOGY, INC., a Delaware corporation

By:	/s/ Douglas A. Linebarger
Name:	Douglas A. Linebarger
Title:	Chief Legal Officer

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